Gross Realized Gains and Gross Realized Losses from Sales of Available for Sale Securities and Dividends and Interest on Such Securities (Detail) In Millions, unless otherwise specified	6 Months Ended
	Sep. 30, 2014 USD ($)	Sep. 30, 2014 INR	Sep. 30, 2013 INR
Schedule of Available-for-sale Securities [Line Items]
Gross realized gains on sale	$ 19.2	1,192.0	2,306.6
Gross realized losses on sale	(15.3)	(947.8)	(414.8)
Realized gains (losses), net	3.9	244.2	1,891.8
Dividends and interest	711.2	44,038.0	38,460.8
Total	$ 715.1	44,282.2	40,352.6